UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2023
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.

On October 25, 2023, Flex Ltd. ("Flex") issued a press release announcing financial results for its second quarter ended September 29, 2023. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01    Regulation FD Disclosure.
On October 25, 2023, Flex issued a press release announcing, among other matters, Flex’s plan to effect a spin-off of all of its remaining interests in Nextracker Inc. (“Nextracker”). A copy of the press release is furnished with this report as Exhibit 99.1.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Item 8.01    Other Events.
On October 25, 2023, Flex announced its plan to effect a spin-off of all of its remaining interests in Nextracker to Flex shareholders on a pro rata basis pursuant to that certain Agreement and Plan of Merger, dated as of February 7, 2023 (the “Merger Agreement”), by and among Flex, Nextracker, Yuma, Inc., a wholly-owned subsidiary of Flex, and Yuma Acquisition Corp., a wholly-owned subsidiary of Nextracker.
Further, on October 25, 2023, pursuant to the terms of the Merger Agreement, Flex delivered to Nextracker the Merger Notice (as defined in the Merger Agreement) exercising Flex’s right to effect the transactions contemplated by the Merger Agreement (the “Transactions”).
Flex currently beneficially owns approximately 51.47% of the economic interests in the business of Nextracker. As a result of the Transactions, Flex shareholders’ indirect economic interest in the business of Nextracker will become an equivalent pro rata direct ownership interest in Nextracker Class A common stock listed on the Nasdaq Global Select Market. The number of shares of Nextracker Class A common stock to be received by each Flex shareholder will be determined in accordance with the Merger Agreement. Based on applicable share counts as of Flex’s second quarter ended September 29, 2023, upon completion of the Transactions, a Flex shareholder as of the applicable record date would be expected to receive approximately 0.17 shares of Nextracker Class A common stock per Flex ordinary share held (with cash payments in lieu of any fractional shares of Nextracker Class A common stock). Following completion of the Transactions, Flex will no longer directly or indirectly hold any of the issued and outstanding shares of Nextracker or any common units of Nextracker LLC.

The Transactions are subject to a number of conditions as set forth in the Merger Agreement, including the approval of Flex shareholders in accordance with Singapore law, and there is no assurance that any such conditions will be satisfied or waived. Accordingly, no assurance can be given that the Transactions will in fact be completed. The Transactions are currently expected to be completed in Flex's fourth quarter ending March 31, 2024.
J.P. Morgan Securities LLC is serving as Flex’s financial advisor and Sidley Austin LLP is serving as Flex’s legal advisor in connection with the Transactions.
The foregoing description of the Merger Agreement and the Transactions is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 10.1 to Flex’s Current Report on Form 8-K filed on February 13, 2023. The Merger Agreement is hereby incorporated by reference into this Item 8.01.
No Offer or Solicitation
This communication is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.
Important Additional Information
Flex and Nextracker have prepared, and Nextracker intends to file, a registration statement on Form S-4, that includes a preliminary proxy statement of Flex and also constitutes a preliminary prospectus of Nextracker. Flex and Nextracker will also file other documents with the U.S. Securities and Exchange Commission (the “SEC”) regarding the Transactions, including the definitive proxy statement/prospectus. The information in the preliminary proxy statement/prospectus is not complete and may be changed. When available, Flex will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders as of a record date to be established for voting on the Transactions. This communication is not a substitute for the definitive proxy statement/prospectus or any other document that Flex will send to its shareholders in connection with the Transactions. INVESTORS AND SECURITY HOLDERS OF FLEX ARE URGED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS.
Copies of the registration statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by Flex or Nextracker with the SEC may be obtained, once available, free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation
Flex, Nextracker and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Flex’s shareholders in connection with the Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Flex’s shareholders in connection with the Transactions will be in the registration statement, including the proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Transactions of Flex’s and Nextracker’s directors and officers in Flex’s and Nextracker’s filings with the SEC and such information will also be in the registration statement, including the proxy statement/prospectus, when it is filed with the SEC. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.
Forward-Looking Statements
This communication contains certain statements about Flex and Nextracker that are forward-looking statements. Forward-looking statements are based on current expectations and assumptions regarding Flex’s and Nextracker’s respective businesses, the economy and other future conditions. In addition, the forward-looking statements contained in this communication may include statements about the expected effects on Flex and Nextracker of the Transactions, the anticipated timing and benefits of the Transactions, Flex’s and Nextracker’s respective anticipated financial results, and all other statements in this communication that are not historical facts. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and are detailed more fully in Flex’s and Nextracker’s respective periodic reports filed from time to time with the SEC, the registration statement, including the proxy statement/prospectus, referred to above, and other documents filed by Flex or Nextracker, as applicable, with the SEC. Such uncertainties, risks and changes in circumstances could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and neither Flex nor Nextracker undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances, except to the extent required by applicable securities laws. Investors should not put undue reliance on forward-looking statements.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.
10.1
Agreement and Plan of Merger, by and among Flex Ltd., Yuma, Inc., Nextracker Inc. and Yuma Acquisition Corp., dated as of February 7, 2023 (incorporated by reference to Exhibit 10.1 to Flex’s Current Report on Form 8-K filed on February 13, 2023)

99.1	Press release, dated October 25, 2023, issued by Flex Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: October 25, 2023

	By:	/s/ Paul R. Lundstrom
		Name:	Paul R. Lundstrom
		Title:	Chief Financial Officer

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